MEMBERSHIP INTEREST PLEDGE AGREEMENT

This MEMBERSHIP INTEREST PLEDGE AGREEMENT (this "Agreement") is made and entered into this 15th day of April, 2005 by and among NEC-EPS Holding, LLC, a Delaware limited liability company (the "Company"), Lynn Energy Center, LLC, a Delaware limited liability company ("Lynn Energy"), Franklin Energy Center, LLC, a Delaware limited liability company ("Franklin Energy"), and COI Energy Center, LLC, a Delaware limited liability company ("COI Energy" and, together with the Company, Lynn Energy and Franklin Energy, the "Borrowers"), and Banknorth, N.A., a national banking institution (the "Lender").

WHEREAS, the Lender has entered into a Loan Agreement of even date herewith with the Borrowers (the "Loan Agreement") pursuant to which the Lender has agreed to make a construction loan to the Borrowers in the amount of up to $8,027,000.00 (the "Loan") to finance the construction and installation of three cogeneration projects;

WHEREAS, Lynn Energy will be constructing a cogeneration facility at 626 Lynnway, Lynn, Massachusetts (the "Lynn Project"), Franklin Energy will be constructing a cogeneration facility at 1199 West Central Street, Franklin, Massachusetts (the "Franklin Project") and COI Energy will be constructing a cogeneration facility at 18275 Arenth, City of Industry, California (the "COI Project") (collectively, the "Projects");

WHEREAS, the Company is the legal and beneficial owner of (a) one hundred percent (100%) of the limited liability company interests of Franklin Energy, (b) one hundred percent (100%) of the limited liability company interests of Lynn Energy, and (c) one hundred percent (100%) of the limited liability company interests of COI Energy;

WHEREAS, as evidence of the indebtedness incurred under the Loan, the Borrowers have executed and delivered to the Lender a Promissory Note of even date herewith, (the "Promissory Note"), payment of which is secured by all of the assets of the Borrowers, including the collateral described in this Assignment;

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the performance by the Lender of its obligations under the Loan Agreement; and

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

"Collateral" shall mean the Pledged Interests, and all other property now or hereafter pledged or assigned to the Lender by the Company hereunder, and all income therefrom, increases therein and proceeds thereof.

"Limited Liability Agreements" shall mean, collectively, (a) the Limited Liability Company Agreement of Franklin Energy dated as of March 3, 2005, (b) the Limited Liability Company Agreement of Lynn Energy dated as of March 3, 2005, and (c) the Second Amended and Restated Limited Liability Company Agreement of COI Energy dated as of March 28, 2005.

"Pledged Interests" shall have the meaning given is Section 2(a) hereof.

"Subsidiaries" shall mean, collectively, Lynn Energy, Franklin Energy, and COI Energy.

All terms not specifically defined herein, which terms are defined in the Uniform Commercial Code as in effect in the State of Delaware, shall have the meanings assigned to them therein. Capitalized terms which are used herein without definition and which are defined in the Loan Agreement shall have the same meanings herein as in the Loan Agreement.

2. Pledge of Membership Interests.

(a) Grant of Security Interest. The Company hereby grants to the Lender, subject to the terms and conditions hereinafter set forth, as security for the payment and performance in full when due of all of the Obligations, a security interest in all the right, title and interest of the Company in and to one hundred percent (100%) of the limited liability company interests in each of the Subsidiaries owned by the Company, wherever located and whether now owned or hereafter acquired or arising, including, without limitation, (i) all payments or distributions, whether in cash, property or otherwise, at any time owing or payable to the Company on account of its interest as a member in any of the Subsidiaries or in the nature of a management, investment banking or other fee paid or payable by any of the Subsidiaries to the Company, (ii) all of the Company's voting and management rights under each of the Limited Liability Agreements and all rights to grant or withhold consents or approvals, (iii) all rights of access and inspection to and use of all books and records, including computer software and computer software programs of each of the Subsidiaries, (iv) all other rights, interests, property or claims to which the Company may be entitled in its capacity as a member of any of the Subsidiaries, and (v) all proceeds and products of any of the foregoing (all of the foregoing rights, title and interest described in the foregoing clauses (i) through (v) being herein referred to collectively as the "Pledged Interests").

(b) Additional Interest. The Company also hereby grants to Lender a security interest in any additional limited liability company interests in each of the Subsidiaries or any successor of such Subsidiaries that may be acquired by the Company in the future (the "Additional Interest"). If the Company shall acquire any Additional

Interest, then the Company shall deliver to the Lender forthwith any certificate therefor, accompanied by appropriate instruments of assignment duly executed by the Company in blank.

(c) Waiver of Certain Limited Liability Agreement Provisions. The Company irrevocably waives any and all provisions of the Limited Liability Agreements that (i) prohibit, restrict, condition or otherwise affect the grant hereunder of any lien, security interest or encumbrance on any of the Collateral or any enforcement action which may be taken in respect of any such lien, security interest or encumbrance, or (ii) otherwise conflict with the terms of this Agreement.

3. Representations, Warranties and Covenants of Company.

(a) Representations and Warranties. The Company hereby represents and warrants to the Lender as follows:

(i) The Company is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company was formed pursuant to a Certificate of Formation filed with the Delaware Secretary of State on January 19, 2004, and organized pursuant to an Amended and Restated Limited Liability Company Agreement dated April 13, 2005.

(ii) The Company has full corporate right, power and authority to enter into this Agreement (including the provisions enabling the Lender or its nominee, upon the occurrence of an Event of Default, to exercise the voting or other rights provided for herein) under applicable law, without the consent, approval or authorization of, or notice to, any other person, including any regulatory authority or any person having any interest in any of the Subsidiaries.

(iii) The execution and delivery by the Company of this Agreement, and the performance by the Company of its obligations and agreements under this Agreement and the transactions contemplated hereby (a) are within the limited liability company authority of the Company, (b) have been authorized by all necessary limited liability company proceedings on behalf of the Company, (c) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Company is subject or any judgment, order, writ, injunction, license or permit applicable to, or any agreement or other instrument binding upon the Company, except for any such contravention which could not reasonably be expected to have a Material Adverse Effect, and (d) do not and will not contravene any provision of the Company's Certificate of Formation, the Company's limited liability company operating agreement or any other document governing the organization or operation of the Company.

(iv) This Agreement has been duly executed and delivered by the Company and is the legal, valid, and binding obligation of the Company enforceable against it in accordance with the terms hereof except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any case or proceeding therefor may be brought.

(v) The Company is the duly constituted member of each of the Subsidiaries; the Company is the only member of each of the Subsidiaries as of the date hereof; and the Pledged Interests are validly issued, except as set forth in §3(a)(viii) hereof, fully paid limited liability company interests in each of the Subsidiaries.

(vi) The Company is the sole, direct, legal and beneficial owner of all Pledged Interests, which Pledged Interests constitute not less than one hundred percent (100%) of the limited liability company interest in each of the Subsidiaries as of the date of this Agreement, and has good and marketable title thereto, free and clear of any lien, security interest, mortgage, restriction on transfer or other encumbrance, other than the liens and security interest granted to the Lender hereunder; and the liens and security interests hereunder constitute valid and perfected first priority liens and security interests.

(vii) The address and the place of the Company's chief executive office is 890 Winter Street, Suite 170, Waltham, Massachusetts 02451.

(viii) The Company has no further obligation to make any contribution or other payment to any of the Subsidiaries with respect to the Pledged Interests except as provided pursuant to the terms of the Limited Liability Agreements.

(ix) None of the limited liability company interests of the Company in the Subsidiaries are evidenced by any certificate issued by any of the Subsidiaries and is not a security under §8-103(c) of the Uniform Commercial Code.

(b) Covenants. The Company covenants to the Lender as follows:

(i) The Company will not amend or modify any of the existing Limited Liability Agreements or other governing document of any of the Subsidiaries (except for ministerial or other non-substantive amendments or modifications), or waive any rights or benefits with respect to any Subsidiary, without the prior written consent of the Lender.

(ii) The Company will not sell, dispose of or assign, beneficially or of record, or grant, create, permit or suffer any lien or encumbrance on, any of the Pledged Interests, or withdraw as a member of any of the Subsidiaries or permit the dissolution or merger of any of the Subsidiaries, except as permitted under the Loan Agreement.

(iii) Except and only to the extent expressly permitted by the Loan Agreement, the Company shall not cast any vote or give or grant any consent, waiver or ratification or take any other action which could reasonably be expected to (A) directly or indirectly authorize or permit the dissolution, liquidation, sale, merger or reorganization of any of the Subsidiaries, the issuance of any debt or equity securities or interest in any Subsidiary (including any option or right to purchase or otherwise acquire any such securities or interest), or the sale, lease, transfer or other disposition of any of the assets of any of the Subsidiaries (except for personal property which is disposed of in the ordinary course of business or otherwise as permitted under the Loan Agreement and so long as no Event of Default has occurred and is continuing), whether by operation of law or otherwise, (B) have the result of materially and adversely affecting any of the Lender's rights under this Agreement or under any of the other Loan Documents, (C) violate the terms of this Agreement or any of the other Loan Documents, (D) have the effect of impairing the validity, perfection or priority of the security interest of the Lender in any manner whatsoever, or (E) cause an Event of Default.

(iv) Other than such non-compliance as would not reasonably be expected to have a materially adverse effect on the business of the Company, the Company will comply with all laws, regulations, judicial orders or decrees applicable to the Collateral or any portion thereof.

(v) The Company will keep and maintain at its own cost and expense at its address set forth above satisfactory and complete records of the Collateral including a record of all payments received and all other dealings of a material nature with the Collateral.

(vi) The Company will pay promptly when due all material taxes, assessments, and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto; and provided further that the Company will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor unless such proceedings are stayed at the time of determination.

(vii) The Company will advise the Lender promptly, in reasonable detail, of (A) any lien, charge, claim or other encumbrance made or asserted against any of the Collateral; (B) any material change in the composition of the Collateral; (C) the occurrence of any other event or condition which to its knowledge is likely to have a material adverse effect on the validity, perfection or priority of the liens and security interests granted hereunder; and (D) any bankruptcy or litigation case or proceeding relating to any of the Collateral.

(viii) The Company will not (A) change its address or the location of the records concerning the Collateral without giving prior written notice to the Lender and taking such actions as may be necessary or appropriate in the reasonable opinion of the Lender duly to perfect and continue the perfection of the Lender's first priority lien and security interest in the Collateral pursuant to the laws of any jurisdiction into which such address or records is or are transferred, and (B) change its name in any manner that might make any financing statement filed hereunder misleading or invalid unless the Company shall have notified the Lender thereof and taken all such actions as may be necessary or appropriate in the reasonable opinion of the Lender to make any financing statement filed in favor of the Lender not misleading or invalid.

(ix) In the event that the limited liability company interests of any of the Subsidiaries becomes evidenced by any certificate, the Company shall deliver to the Lender such certificate accompanied by appropriate instruments of assignment duly executed by the Company in blank.

4. Rights of Lender.

(a) Lender Appointed Attorney-in-Fact. Effective upon acceleration of the Loan by the Lender in accordance with the Loan Agreement, to the extent it may do so under applicable law, the Company hereby irrevocably constitutes and appoints the Lender, its successors and assigns, its true and lawful attorney-in-fact, with full power and authority and with full power of substitution, at the expense of the Company, either in the Lender's own name or in the name of the Company, at any time and from time to time, in each case as the Lender in its sole discretion may determine (i) to execute, deliver and file financing statements with respect hereof and to execute, deliver and file amendments to and continuations of such financing statements as the Lender may deem reasonably necessary or appropriate, and (ii) upon the occurrence and during the continuance of an Event of Default:

(A) to take any action and execute any instruments that such attorney-in-fact may deem reasonably necessary or advisable to accomplish the purposes hereof;

(B) to ask, demand, collect, receive, receipt for, sue for, compound, and give acquittance for any and all sums or properties that may be or become due, payable, or distributable in respect of the Collateral or that constitute

a part thereof, with full power to settle, adjust, or compromise any claim thereunder or therefor as fully as the Company could do;

(C) to endorse or sign the name of the Company on all instruments given in payment or in part payment thereof and all documents of satisfaction, discharge, or receipt required or requested in connection therewith; and

(D) to file or take any action or institute any case or proceeding that the Lender may deem necessary or appropriate to collect or otherwise realize upon any or all of the Collateral, or effect a transfer thereof, or that may be necessary or appropriate to protect and preserve the right, title, and interest of the Lender in and to the Collateral and the security intended to be afforded hereby.

(b) Distributions, Conversion, Voting, Etc. So long as no Event of Default shall have occurred and be continuing, and to the extent permitted or not otherwise prohibited under the Loan Agreement, the Company shall be entitled to receive all cash and other distributions paid in respect of the Pledged Interests not authorized or made in violation of the Loan Agreement. So long as no Event of Default shall have occurred and be continuing, the Company shall be entitled to exercise any management or voting rights relating to the Pledged Interests, and give consents, waivers, approvals, and ratifications in respect of the Pledged Interests; provided, however, that no vote shall be cast or consent, waiver or ratification given by the Company if the effect thereof would materially impair the value of any of the Collateral or result in any violation of any of the provisions of the Loan Agreement, the Notes or any of the other Loan Documents. All such rights of the Company to receive cash and other distributions shall cease if an Event of Default shall have occurred and be continuing, and in each such case the Company shall (A) at the request of the Lender, issue appropriate instructions that any such distributions be paid directly to the Lender or to such account as the Lender may designate, and (B) hold in trust for the Lender and immediately pay over to the Lender any such distributions received by the Company; provided that the Company may receive distributions to permit the Company to pay federal and state income taxes, franchise taxes and other similar licensing expenses incurred in the ordinary course of business.

(c) No Assignment of Duties. This Agreement constitutes an assignment of the Pledged Interests and the other Collateral only and not an assignment of any duties or obligations of the Company with respect thereto, and by its acceptance hereof and whether or not the Lender shall have exercised any of its rights or remedies hereunder, the Lender does not undertake to perform or discharge, and shall not be responsible or liable for the performance or discharge of, any such duties or responsibilities, including, without limitation, for capital calls. The Company agrees that, notwithstanding the exercise by the Lender of any of its rights hereunder, the Company shall remain liable for the full and prompt performance of all of the Company's obligations and liabilities with respect to each of the Subsidiaries. Under no circumstances shall the Lender or any holder of any of the Obligations as such be deemed to be a member of any of the Subsidiaries by virtue of the provisions of this Agreement

unless expressly agreed to in writing by the Lender. Without limiting the generality of the foregoing, the Lender shall have no member fiduciary duty to the Company, whether by virtue of the security interests and liens hereunder, or any enforcement action in respect of such security interests and liens, unless and until the Lender is admitted to each of the Subsidiaries as a substitute member after exercising enforcement rights under Article 9 of the Uniform Commercial Code in effect in Massachusetts, or otherwise.

5. Agreement Not Affected by Other Acts. The Company acknowledges and agrees that the security interests and collateral assignments herein provided for shall remain in full force and effect and shall not be impaired by any acceptance by the Lender of any other collateral security for or guaranty of any of the Obligations, or by any failure or neglect or omission on the part of the Lender to realize upon, collect or protect any Obligations or any Collateral. The security interests and collateral assignments herein provided for shall not in any manner be affected or impaired by any renewal, extension, modification, amendment, waiver, or restatement of any of the Obligations or of any collateral security therefor, or of any guaranty thereof. In order to sell, dispose or otherwise realize upon the security interests and assignments herein granted and provided for, and exercise the rights granted the Lender hereunder and under applicable law, there shall be no obligation on the part of the Lender at any time to first resort for payment to any guarantors of the Obligations or any part thereof or to resort to any other collateral security, property, liens or other rights or remedies whatsoever, and the Lender shall have the right to enforce the security interests and collateral assignments herein provided for irrespective of whether or not other proceedings are pending for realization upon or from any of the foregoing.

6. Remedies. Subject to the restrictions described in the last paragraph of this §6, during the continuance of an Event of Default, the Lender shall have, in addition to the rights, powers and authorizations to collect the sums assigned hereunder, all rights and remedies of a secured party under the Uniform Commercial Code and under other applicable law with respect to the Pledged Interests and any other Collateral hereunder, including, without limitation, the following rights and remedies:

(a) if the Lender so elects and gives written notice of such election to the Company, the Lender may, in its sole discretion, (i) exercise any management or voting rights relating to the Pledged Interests (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including for the amendment or modification of any operating agreement or other governing documents or the liquidation of the assets of each of the Subsidiaries, (ii) give all consents, waivers, approvals, and ratifications in respect of such Pledged Interests, and (iii) otherwise act with respect thereto as though it were the outright owner thereof (the Company hereby irrevocably constituting and appointing the Lender the proxy and attorney-in-fact of the Company, with full power and authority of substitution, to do so);

(b) the Lender may, in its sole discretion, demand, sue for, collect, compromise, or settle any rights or claims in respect of any Collateral, as attorney-in-fact pursuant to §4(a) or otherwise;

(c) the Lender may, in its sole discretion, sell, resell, assign, deliver, or otherwise dispose of any or all of the Collateral, for cash or credit or both and upon such terms, in such manner, at such place or places, at such time or times, and to such persons or entities as the Lender thinks expedient, all without demand for performance by the Company or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by applicable law; and

(d) the Lender may, in its sole discretion, cause all or any part of the Pledged Interests held by it to be transferred into its name or the name of its nominee or nominees.

7. Remedies Not Exclusive. No single or partial exercise by the Lender of any right, power or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Each right, power and remedy herein specifically granted to the Lender or otherwise available to it shall be cumulative, and shall be in addition to every other right, power, and remedy herein specifically given or now or hereafter existing at law, in equity, or otherwise. Each such right, power and remedy, whether specifically granted herein or otherwise existing, may be exercised at any time and from time to time and as often and in such order as may be deemed expedient by the Lender in its sole discretion.

8. Sale.

(a) Public Sale. In the event of any disposition of the Collateral as provided in §6(c), the Lender shall give to the Company at least five (5) Business Days prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that five (5) Business Days prior written notice of such sale or sales shall be reasonable notice. The Lender may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by each Company, to the fullest extent permitted by law). The Lender may buy any part or all of the Collateral at any public sale and if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Lender may buy at private sale and may make payments thereof by any means. The Lender may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, travel and all other expenses which may be incurred by the Lender in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations pursuant to the Loan Agreement.

(b) Private Sale. The Company recognizes that the Lender may be unable to effect a public sale of the Collateral by reason of the lack of a ready market for

the Collateral, of the limited number of potential buyers of the Collateral or of certain prohibitions contained in the Securities Act of 1933, as amended, state securities laws, federal banking laws, and other applicable laws, and that the Lender may be compelled to resort to one or more private sales thereof to a restricted group of purchasers, and that the Lender may determine that it is undesirable or inadvisable to effect a public sale by reason of the time, expense or other adversities inherent in such a sale and may, in its discretion, choose to resort to one or more private sales. The Company agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not solely by reason thereof be deemed not to have been made in a commercially reasonable manner. The Lender shall be under no obligation hereunder or otherwise (except as provided by applicable law) to delay a sale of any of the Collateral for the period of time necessary to permit the registration of such securities for public sale under the Securities Act of 1933, as amended, and applicable state securities laws. Any such sale of all or a portion of the Collateral may be for cash or on credit or for future delivery and may be conducted at a private sale where the Lender or any other person or entity may be the purchaser of all or part of the Pledged Interests so sold. The Company agrees that to the extent notice of sale shall be required by law, at least five (5) Business Days' prior notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Subject to the foregoing, the Lender agrees that any sale of the Pledged Interests shall be made in a commercially reasonable manner. The Lender shall incur no liability as a result of the sale of any of the Collateral, or any part thereof, at any private sale which complies with the requirements of this §8(b). The Company hereby waives, to the extent permitted by applicable law, any claims against the Lender arising by reason of the fact that the price at which any of the Collateral, or any part thereof, may have been sold at such private sale was less than the price that might have been obtained at a public sale, even if the Lender accepts the first offer deemed by the Lender in good faith deemed to be commercially reasonable under the circumstances and does not offer any of the Collateral to more than one offeree.

(c) Title. Nothing contained in this Agreement shall be construed to require the Lender to take any action with respect to the Pledged Interests, whether by way of foreclosure or otherwise, in order to permit the Lender to become a substitute member of any of the Subsidiaries.

9. Additional Instruments and Assurances. The Company hereby agrees, at the Company's expense, to execute and deliver, from time to time, any and all further, or other, instruments, and to perform such acts, as the Lender may reasonably request to effect the purposes of this Agreement and to secure to the Lender the benefits of all rights and remedies conferred upon the Lender by the terms of this Agreement.

10. Registration and Filing. The Company (a) has duly executed and delivered to Lender any financing statements with respect to the Pledged Interests to be filed in such a manner and in such places as may be required by law in order to fully protect the rights of the Lender hereunder, and (b) will cause any financing statements with respect to the Pledged Interests at all times to be kept recorded and filed at each

Subsidiary's expense in such a manner and in such places as may be required by law in order to fully perfect the interests and protect the rights of the Lender hereunder except that Lender shall cause to be filed all continuation statements.

11. Termination. Upon final payment and performance in full of the Obligations and the cancellation or termination of any commitment to extend credit under the Loan Agreement or any of the other Loan Documents, this Agreement shall terminate and the Lender shall, at the Company's request and expense, as soon as is reasonably practicable return such Collateral in the possession or control of the Lender as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Lender hereunder.

12. Lender's Exoneration. Under no circumstances shall the Lender be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral of any nature or kind or any matter or proceeding arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Collateral and (b) if an Event of Default shall have occurred and be continuing, to act in a commercially reasonable manner in exercising its rights and remedies with respect to the Collateral. Subject to the foregoing, the Lender shall not be required to take any action of any kind to collect, preserve or protect its or the Company's rights in the Collateral.

13. No Waiver, Etc. Any term of this Agreement may be amended or modified with, but only with, the written consent of the Company and the Lender. Any term of this Agreement may be waived by a writing executed by the party to be charged with such waiver. No act, failure, or delay by the Lender shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Lender of any default, right, or remedy that it may have shall operate as a waiver of any other default, right, or remedy or of the same default, right, or remedy on a future occasion.

14. Waiver By Company. The Company hereby waives presentment, notice of dishonor, and protest of all instruments included in or evidencing any of the Obligations or the Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Loan Agreement or for notices required in connection with judicial proceedings).

15. Notice, Etc. All notices, requests, and other communications hereunder shall be made and effective in the manner set forth in the Loan Agreement.

16. Inconsistencies With Loan Agreement. In the event that any terms hereof are inconsistent with the terms of the Loan Agreement, the terms of the Loan Agreement shall control.

17. Liability. Except for liability arising out of a material misrepresentation of the Company herein or the failure by the Company to comply with any covenant contained herein, the Company's liability hereunder shall be limited to the value of the Collateral.

18. Governing Law; Consent To Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

19. Waiver of Jury Trial. EACH OF THE COMPANY AND THE LENDER WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each of the Company and the Lender waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary or punitive damages or any damages other than, or in addition to, actual or consequential damages. Each party hereto (a) certifies that neither the other party hereto nor any representative, agent or attorney of the other party hereto has represented, expressly or otherwise, that such party would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Loan Agreement and the other Loan Documents, the other party hereto is relying upon, among other things, the waivers and certifications contained herein.

20. Severability and Enforceability. All provisions hereof are severable and the invalidity or unenforceability of any of such provisions shall in no manner affect or impair the validity and enforceability of the remaining provisions hereof.

21 Successors and Assigns. This Agreement shall be binding upon the Company and upon the legal representatives, successors and assigns of the Company and shall inure to the benefit of the Lender and its legal representatives, successors and assigns.

22. Counterparts. This Agreement may be executed in any number of counterparts, each constituting an original, but all together one and the same instrument.

23. Entire Agreement. This Agreement and the Loan Documents and any other document executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any terms hereof may be changed, waived or terminated except by a writing signed by each party hereto. This Agreement shall constitute one of the "Loan Documents" referred to in the Loan Agreement.

IN WITNESS WHEREOF, the Company and the Lender have caused this Membership Interest Pledge Agreement to be executed as of the date first above written.

THE COMPANY:

NEC-EPS HOLDING, LLC

By: ______________________
Name: Daniel P. Goldman
Title: President

LENDER:

BANKNORTH, N.A.

By: ______________________
Name: William E. Kidder
Title: Vice President

BTV.432864.3